Investor presentation TRISTATE CAPITAL HOLDINGS, INC. (NASDAQ: TSC) Fourth quarter ended December 31, 2018

Important Information About this presentation Financial information and data: Unless noted otherwise herein, income statement data is for the trailing twelve-months ended December 31, 2018, compared to the same TTM period the year prior; and balance sheet data is as of December 31, 2018, compared to one year prior. Forward looking statements: This presentation may contain “forward-looking” statements. Such forward-looking statements are subject to risks that could cause actual results or outcomes to differ materially from those currently anticipated. TriState Capital has no duty to, and does not intend to, update or revise forward-looking statements after the date on which they are made. For further information about the factors that could affect TriState Capital’s future results, please see the company’s most recent annual and quarterly reports filed on Form 10-K and Form 10-Q. Non-GAAP measures: To the extent non-GAAP financial measures are presented herein, comparable GAAP measures and reconciliations can be found in TriState Capital’s most recent quarterly financial results news release. 2 Investor presentation

Three Businesses Drive Differentiated Growth Sophistication of a super regional financial firm with the high touch of a boutique firm Private Banking Investment Management Commercial Banking NATIONAL NATIONAL PA, NY, NJ & OH Organic growth Organic & acquisitive growth Organic growth Low capital requirements Low capital requirements Traditional capital requirements Self-funding liquidity management Relationship-driven liquidity and treasury management funding 3 Investor presentation

Three Businesses Drive Differentiated Growth For the trailing twelve-months and period ending December 31, 2018 Growth in net income available 38% to common stockholders Asset quality Operating leverage Asset sensitive & LIBOR neutral balance sheet 17% Total revenue growth 27% 23% 18% Private banking Investment management fee Commercial loan growth contribution to total revenue loan growth 4 Investor presentation

Unique Model Sophisticated, high-touch, client-focused approach to financial services positions us to do well while empowering our clients to do well 30% of revenue from non-interest income 24% organic NII growth YOY driven through lower credit risk and variable rate loans 23% organic loan growth YOY 27% organic deposit growth YOY 92% of loans and 17% of debt securities variable rate 53.09% YTD bank efficiency ratio ~$628k revenue/FTE ~17% insider ownership 0 branches 5 Investor presentation

Strong Foundation for Future Growth since 2013 IPO illustrates the strength and effectiveness of strategy % Change 12/31/2018 3/31/2013 Among Fortune’s 100 since IPO Fastest-Growing Companies (Dollars in Thousands) Assets $ 6,035,655 $ 2,074,287 191% Total revenue (TTM) $ 161,391 $ 63,548 154% Ranked by Fortune1 in 2018 for 2nd consecutive year based on: Net interest income $ 113,404 $ 58,487 94% • 30% growth in EPS (TTM) Non-interest income $ 47,987 $ 5,061 848% • 19% growth in revenue (TTM) • 26% total return Share price2 $ 19.46 $ 11.50 69% on a three-year annualized basis Book value per $ 15.27 $ 9.86 55% common share3 1 The September 2018 issue of Fortune reported that it ranks the 100 Fastest-Growing Companies listed on major U.S. stock exchanges by "revenue growth rate, EPS growth rate, and total return for the period ended June 29, 2018 on a three-year annualized. (To compute the revenue and EPS growth rates, Fortune uses a trailing-four-quarters log linear least square regression fit.)." 2 Share data as of 12/31/2018 (close) & 5/9/2013 (IPO price). 3 Book value per share with preferred converted to common as of 3/31/2013. 6 Investor presentation

DOUBLE -DIGIT EPS GROWTH $2.00 $1.81 $1.80 $1.60 CAGR 35% Record of Growth $1.40 $1.32 Double-digit YOY EPS growth for $1.20 $1.01 of quarters $1.00 19 23 $0.80 $0.80 $0.60 $0.55 $0.40 2014 2015 2016 2017 2018 7 Investor presentation

2019 Financial Performance Goals Aimed at sustaining record of double-digit earnings growth over long term Grow pre-tax Organically grow Grow treasury Surpass $7B in income at a double- loans at a management bank assets digit pace of double-digit pace deposit accounts by 15%–25% of 15%–25% $500 million Deliver double-digit Surpass $15B Drive operating leverage Maintain strong credit organic growth of in AUM at Chartwell through revenue quality metrics Chartwell revenues Through a combination of growth and disciplined Continuing to distinguish us by While continuing to evaluate organic and inorganic growth driving peer leading risk expense management adjusted returns investment management M&A Maintaining bank efficiency ratio in the low 50s while limiting annual operating expense growth to a single-digit rate 8 Investor presentation

Private Banking TriState Capital’s fastest-growing channel for lending PRIVATE BANKING LOANS Private banking loans are over- collateralized by marketable securities, $3.5 cash value life insurance policies or cash, all monitored utilizing the bank’s $3.0 $2.870 proprietary technology CAGR $2.5 31% • No loss history to date on $2.266 these loans $2.0 s n $1.736 o i l l i Favorable regulatory capital treatment B $1.5 given reduced risk weighting enhances $1.345 capital efficiency $0.989 $1.0 Marketable securities collateral consist of $0.5 liquid and primarily well-diversified portfolios $0.0 2014 2015 2016 2017 2018 9 Investor presentation

Private Banking

TriState Capital's network of financial intermediary referral relationships is steadily expanding

National distribution of private banking loans and other services through financial intermediaries including broker-dealers, regional securities firms, registered investment advisors, wealth managers, family offices and trust companies

- **189** financial intermediaries provide access to **50,000+** individual financial advisors
- Encompasses those that do not offer banking services themselves

Private banking loans prove attractive to the fast-growing numbers of financial advisors moving from wire houses to independent platforms

High net worth individuals, trusts and businesses

Loans to HNW individuals used for any purpose (except to purchase securities)

~35%

Median LTV of these outstanding loans

10 Investor presentation

ORGANIC, IN-MARKET COMMERCIAL LOAN GROWTH $3.0 Middle-Market $2.5 13% CAGR $2.263 Commercial $2.0 $1.919 $1.665 s Banking n $1.496 o i l $1.5 $1.410 l i Four-state Mid-Atlantic footprint B $1.0 commercial loan $0.5 18% growth YOY $0.0 2014 2015 2016 2017 2018 C&I CRE: owner-occupied CRE: non-owner occupied 11 Investor presentation

Middle-Market Commercial Banking In-market relationships diversified across industries, property type and geographies Highly experienced in-market regional presidents and relationship managers, with 25+ years average experience, source and serve local clients through our Mid-Atlantic representative offices 88% non-owner occupied 21% 19% 58% 17% 38% COMMERCIAL C&I LOANS 12% LOANS BY CRE LOANS 12% $785.3M 27% $1.48B REGION $2.26B 4% 19% 18% 22% 25% 8% Service Real estate Western PA Eastern PA Income-producing Owner-occupied Manufacturing Transportation Ohio New Jersey Multifamily/apartment Construction/land All others NYC 12 Investor presentation

ALLOWANCE / NPLs 590.4% 600% 500% 452.9% 400% 300% 200% 107.9% 105.5% Superior 100% 67.1% 0% Credit Quality 2014 2015 2016 2017 2018 Drives consistently low annual credit costs NPLs / TOTAL LOANS 1.5% $5 bps allowance to 1.26% 26 $4 1.0% loans ratio $3 s n o i l l 0.59% i 0.52% $2 B 0.5% $1 0.08% 0.04% 0.0% $0 2014 2015 2016 2017 2018 Total Loans 13 Investor presentation

Organic Deposit Growth DIVERSE AND HIGH-QUALITY DEPOSIT FRANCHISE World class financial institutions and national deposit team $5 3.0% 2.50% 2.5% Treasury management $4 capabilities and team enhanced 2.0% in 2016 1.80% $3 s n o i Enhanced capabilities to serve l 1.5% l i family offices and ultra high net B $2 worth clients in 2018 1.0% $1 0.49% 0.5% of deposits are 0.17% 24% fixed-rate CDs $0 0.0% 2014 2015 2016 2017 2018 1-Month LIBOR1 Average Cost of Deposits Certificates of Deposit Money Market Deposits Noninterest and Interest Checking 1 1-Month London Interbank Offered Rate (LIBOR), based on U.S. Dollar, Percent. Daily, Not Seasonally Adjusted 14 Investor presentation

Treasury Management a Strategic Priority Investments in best-in-class technology and talent beginning in 2016 are paying off for our clients and our business • Doubled treasury management deposits over last 18 months • 12 dedicated professionals across regional footprint • Sophisticated and high touch service combined with transparent fee structures driving growth with existing clients and rapid expansion of new clients • ~500 clients and growing, including deposit-only clients with essential need for treasury management services 15 Investor presentation

Chartwell Investment management fees provide significant income diversification Leveraging TSC's distribution network CHARTWELL REVENUE AND EBITDA and expertise to grow Chartwell Investment Partners' AUM $50 Enhancing institutional inflows while $40 $37.0 $37.1 $37.6 maintaining strong retail momentum $29.6 $30 s • Retail up to 30% in MRQ from n $25.1 o i l l i 8% when Chartwell was acquired M $20 in 2014 $13.2 $8.5 $10 $7.4 $6.9 $5.3 11% Institutional $0 19% Subadvisory 2014* 2015 2016* 2017 2018* $9.19B AUM Mutual Funds Revenue EBITDA 63% 7% Managed Accounts * EBITDA reflects change in the fair value of acquisition earnout in the period 16 Investor presentation

Chartwell Offers strategies not easily replicated by passive products AUM of $9.19B up 15% since TSC acquired Chartwell in 2014 strategies outperforming respective 8 benchmarks for 1, 3 and 5 years Growth driven by superior investment performance Small Cap Value Mid Cap Value Dividend Value Berwyn Income Fund 10% 22% Value Equity Short Duration BB-Rated High Yield Fixed Income Intermediate High Grade Fixed Income Growth Equity AUM BY Core High Grade Fixed Income INVESTMENT 5% Balanced Core Plus Fixed Income TEAM 46% Fixed Income 17% Smid Cap Value Large Cap Covered Call Large Cap Growth Mid Cap Growth Small Cap Growth High Yield Fixed Income 17 Investor presentation

Operating Leverage Driven by revenue growth, exceptional client focus, scalable model and prudent management SUPERIOR REVENUE / EMPLOYEE $700,000 Unique branchless model $650,000 $600,000 257 FTEs Highly experienced and high-performing team $550,000 $500,000 2014 2015 2016 2017 2018 53.09% YTD bank efficiency ratio Improved from 57.39% in prior year period *Revenue per employee was ~$628,000 in 2018, twice that of our peers group1 1 Peer data for bank holding companies with $5B-$10B in MRQ assets. Analysis of net interest income plus non-interest income, annualized, divided by period-end FTE employees based on data from S&P Global Market Intelligence. 18 Investor presentation

Capital and Investment Profile History of deploying capital in accretive acquisitions while organically growing balance sheet Deployed $66M raised in 2013 IPO Investment Profile2 (last common equity raise) in three accretive investment management Closing Price $ 20.36 acquisitions1 while organically growing 52-Week High $ 30.10 bank’s balance sheet by more than $3B 52-Week Low $ 18.20 Raised net capital of $38M in March Common Shares Outstanding 29.3M 2018 offering of non-cumulative perpetual Float 24.4M preferred stock, providing additional Tier 1 capital for the holding company Average Daily Volume (3 mos.) ~157K Insider Ownership ~17% Repurchased 2.0M shares since 4Q14 for $30.5M (~$15.14 per share) 1 Chartwell acquisition closed 3/5/2014, TKG acquisition closed 4/29/2016, and Columbia acquisition closed 4/6/2018. 2 Market data as of January 31, 2019. 19 Investor presentation appendix 20 Investor presentation

Key Performance Ratios As of and For the   Years Ended (Dollars in thousands) December 31, December 31, December 31, December 31, December 31, 2018 2017 2016 2015 2014 Performance ratios: Return on average assets 1.00% 0.89% 0.81% 0.74% 0.61% Return on average common equity 12.57% 10.30% 8.48% 7.13% 5.25% Net interest margin 2.26% 2.25% 2.23% 2.36% 2.62% Total revenue $ 161,391 $ 138,009 $ 121,244 $ 103,403 $ 95,955 Bank efficiency ratio 53.09% 57.39% 61.17% 62.30% 59.93% Non-interest expense to average assets 1.93% 2.15% 2.23% 2.32% 2.44% Asset quality: Non-performing loans $ 2,237 $ 3,183 $ 17,790 $ 16,660 $ 30,232 Non-performing assets $ 5,661 $ 6,759 $ 21,968 $ 18,390 $ 31,602 Other real estate owned $ 3,424 $ 3,576 $ 4,178 $ 1,730 $ 1,370 Non-performing assets to total assets 0.09% 0.14% 0.56% 0.56% 1.11% Non-performing loans to total loans 0.04% 0.08% 0.52% 0.59% 1.26% Allowance for loan losses to loans 0.26% 0.34% 0.55% 0.63% 0.84% Allowance for loan losses to non-performing loans 590.43% 452.94% 105.46% 107.89% 67.06% Net charge-offs $ 1,004 $ 3,722 $ 50 $ 2,312 $ 8,882 Net charge-offs to average total loans 0.02% 0.10% —% 0.09% 0.41% Investment management segment: Assets under management $ 9,189,000 $ 8,309,000 $ 8,055,000 $ 8,005,000 $ 7,714,000 EBITDA $ 6,900 $ 7,421 $ 13,208 $ 8,481 $ 5,338 21 Investor presentation

TriState Capital

Income Statement

(Dollars in thousands, except per share data)	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014
	For the Years Ended				
Income statement data:					
Interest income	$ 199,786	$ 134,295	$ 98,312	$ 83,596	$ 78,085
Interest expense	86,382	42,942	23,499	15,643	12,251
Net interest income	113,404	91,353	74,813	67,953	65,834
Provision (credit) for loan losses	(205)	(623)	838	13	10,159
Net interest income after provision for loan losses	113,609	91,976	73,975	67,940	55,675
Non-interest income:					
Investment management fees	37,647	37,100	37,035	29,618	25,062
Net gain (loss) on the sale and call of debt securities	(70)	310	77	33	1,428
Other non-interest income	10,340	9,556	9,396	5,832	5,059
Total non-interest income	47,917	46,966	46,508	35,483	31,549
Non-interest expense:					
Intangible amortization expense	1,968	1,851	1,753	1,558	1,299
Change in fair value of acquisition earn out	(218)	—	(3,687)	—	1,614
Other non-interest expense	99,407	89,621	80,728	68,485	61,414
Total non-interest expense	101,157	91,472	78,794	70,043	64,327
Income before tax	60,369	47,470	41,689	33,380	22,897
Income tax expense	5,945	9,482	13,048	10,892	6,969
Net income	$ 54,424	$ 37,988	$ 28,641	$ 22,488	$ 15,928
Preferred stock dividends on Series A	2,120	—	—	—	—
Net income available to common shareholders	$ 52,304	$ 37,988	$ 28,641	$ 22,488	$ 15,928
Earnings per common share:					
Basic	$ 1.90	$ 1.38	$ 1.04	$ 0.81	$ 0.56
Diluted	$ 1.81	$ 1.32	$ 1.01	$ 0.80	$ 0.55

22 Investor Presentation

Period-End Balance Sheet As of (Dollars in thousands) December 31, December 31, December 31, December 31, December 31, 2018 2017 2016 2015 2014 Period-end balance sheet data: Cash and cash equivalents $ 189,985 $ 156,153 $ 103,994 $ 96,676 $ 105,710 Total investment securities 466,759 220,552 238,473 225,411 211,893 Loans held-for-investment 5,132,873 4,184,244 3,401,054 2,841,284 2,400,052 Allowance for loan losses (13,208) (14,417) (18,762) (17,974) (20,273) Loans held-for-investment, net 5,119,665 4,169,827 3,382,292 2,823,310 2,379,779 Goodwill and other intangibles, net 67,863 65,358 67,209 50,816 52,374 Other assets 191,383 166,007 138,489 105,958 96,207 Total assets $ 6,035,655 $ 4,777,897 $ 3,930,457 $ 3,302,171 $ 2,845,963 Deposits $ 5,050,461 $ 3,987,611 $ 3,286,779 $ 2,689,844 $ 2,336,953 Borrowings, net 404,166 335,913 239,510 254,308 164,106 Other liabilities 101,674 65,302 52,361 32,042 39,514 Total liabilities 5,556,301 4,388,826 3,578,650 2,976,194 2,540,573 Preferred stock - Series A 38,468 — — — — Common shareholders' equity 440,886 389,071 351,807 325,977 305,390 Total shareholders' equity 479,354 389,071 351,807 325,977 305,390 Total liabilities and shareholders' equity $ 6,035,655 $ 4,777,897 $ 3,930,457 $ 3,302,171 $ 2,845,963 23 Investor presentation

Capital Ratios As of December 31, December 31, December 31, December 31, December 31, 2018 2017 2016 2015 2014 TSCH capital ratios: Tier 1 leverage ratio 7.28% 7.25% 7.90% 9.05% 9.21 % Common equity tier 1 risk-based capital ratio 9.64% 11.14% 11.49% 12.20 % N/A Tier 1 risk-based capital ratio 10.58% 11.14% 11.49% 12.20% 9.24 % Total risk-based capital ratio 10.86% 11.72% 12.66% 13.88% 11.02 % TSCB capital ratios: Tier 1 leverage ratio 7.49% 7.55% 8.04% 9.29% 9.88 % Common equity tier 1 risk-based capital ratio 10.90% 11.62% 11.75% 12.56 % N/A Tier 1 risk-based capital ratio 10.90% 11.62% 11.75% 12.56% 9.93 % Total risk-based capital ratio 11.25% 11.99% 12.39% 13.35% 10.69% 24 Investor presentation

Loan Composition (Dollars in thousands) As of Loan Composition December 31, December 31, December 31, December 31, December 31, 2018 2017 2016 2015 2014 C&I $ 785,320 $ 667,684 $ 587,423 $ 634,232 $ 677,493 CRE 1,478,010 1,250,823 1,077,703 862,188 733,257 Private banking 2,869,543 2,265,737 1,735,928 1,344,864 989,302 Loans held-for-investment $ 5,132,873 $ 4,184,244 $ 3,401,054 $ 2,841,284 $ 2,400,052 C&I 15.3% 16.0% 17.3% 22.4% 28.2% CRE 28.8% 29.9% 31.7% 30.3% 30.6% Private banking 55.9% 54.1% 51.0% 47.3% 41.2% Loans held-for-investment 100.0% 100.0% 100.0% 100.0% 100.0% 25 Investor presentation

Deposit Composition (Dollars in thousands) As of December 31, December 31, December 31, December 31, December 31, Deposit Composition 2018 2017 2016 2015 2014 Noninterest-bearing checking accounts $ 258,268 $ 248,092 $ 230,226 $ 159,859 $ 177,606 Interest-bearing checking accounts 778,131 455,341 218,984 136,037 75,679 Money market deposit accounts 2,781,870 2,289,789 1,938,707 1,464,279 1,244,921 Certificates of deposit 1,232,192 994,389 898,862 929,669 838,747 Total deposits $ 5,050,461 $ 3,987,611 $ 3,286,779 $ 2,689,844 $ 2,336,953 Noninterest-bearing checking accounts 5.1% 6.3% 7.0% 5.9% 7.6% Interest-bearing checking accounts 15.4% 11.4% 6.7% 5.1% 3.2% Money market deposit accounts 55.1% 57.4% 59.0% 54.4% 53.3% Certificates of deposit 24.4% 24.9% 27.3% 34.6% 35.9% Total deposits 100.0% 100.0% 100.0% 100.0% 100.0% 26 Investor presentation

Average Balance Sheet

TriState Capital

(Dollars in thousands)	2018 Average Balance	2018 Interest Income [1]/ Expense	2018 Average Yield/ Rate	2017 Average Balance	2017 Interest Income [1]/ Expense	2017 Average Yield/ Rate	2016 Average Balance	2016 Interest Income [1]/ Expense	2016 Average Yield/ Rate
	Years Ended December 31,								
Assets									
Interest-earning deposits	$ 188,921	$ 3,598	1.90%	$ 126,888	$ 1,466	1.16%	$ 110,455	$ 595	0.54%
Federal funds sold	8,315	156	1.88%	6,923	68	0.98%	6,116	22	0.36%
Debt securities available-for-sale	205,652	6,195	3.01%	144,735	3,122	2.16%	172,428	2,949	1.71%
Debt securities held-to-maturity	90,895	3,399	3.74%	58,635	2,463	4.20%	48,357	1,958	4.05%
Debt securities trading	—	—	—%	188	4	2.13%	—	—	—%
Equity securities	10,517	277	2.63%	8,539	266	3.12%	8,032	285	3.55%
FHLB stock	15,136	924	6.10%	13,286	603	4.54%	10,363	494	4.77%
Total loans	4,500,117	185,349	4.12%	3,711,701	126,544	3.41%	3,014,645	92,273	3.06%
Total interest-earning assets	5,019,553	199,898	3.98%	4,070,895	134,536	3.30%	3,370,396	98,576	2.92%
Other assets	221,467			193,532			161,054		
Total assets	$ 5,241,020			$ 4,264,427			$ 3,531,450		
Liabilities and Shareholders' Equity									
Interest-bearing deposits:									
Interest-bearing checking accounts	$ 612,921	$ 11,440	1.87%	$ 336,337	$ 3,706	1.10%	$ 171,431	$ 813	0.47%
Money market deposit accounts	2,429,203	45,106	1.86%	1,999,399	22,350	1.12%	1,676,455	11,376	0.68%
Certificates of deposit	1,071,556	21,947	2.05%	967,503	11,429	1.18%	874,615	7,618	0.87%
Borrowings:									
FHLB borrowings	325,356	5,555	1.71%	295,315	3,152	1.07%	228,934	1,477	0.65%
Line of credit borrowings	2,568	119	4.63%	2,214	90	4.07%	—	—	—%
Subordinated notes payable, net	34,807	2,215	6.36%	34,605	2,215	6.40%	34,402	2,215	6.44%
Total interest-bearing liabilities	4,476,411	86,382	1.93%	3,635,373	42,942	1.18%	2,985,837	23,499	0.79%
Noninterest-bearing deposits	244,090			210,860			170,573		
Other liabilities	75,473			49,279			37,441		
Shareholders' equity	445,046			368,915			337,599		
Total liabilities and shareholders' equity	$ 5,241,020			$ 4,264,427			$ 3,531,450		
Net interest income [1]		$ 113,516			$ 91,594			$ 75,077	
Net interest spread			2.05%			2.12%			2.13%
Net interest margin [1]			2.26%			2.25%			2.23%

[1] *Interest income and net interest margin are calculated on a fully taxable equivalent basis.*

27 Investor Presentation

Segments

(Dollars in thousands)	Year Ended December 31, 2018 Bank	Investment Management	Parent and Other	Consolidated	Year Ended December 31, 2017 Bank	Investment Management	Parent and Other	Consolidated
Income statement data:								
Interest income	$ 199,510	$ —	$ 276	$ 199,786	$ 134,029	$ —	$ 266	$ 134,295
Interest expense	84,055	—	2,327	86,382	40,649	—	2,293	42,942
Net interest income (loss)	115,455	—	(2,051)	113,404	93,380	—	(2,027)	91,353
Provision (credit) for loan losses	(205)	—	—	(205)	(623)	—	—	(623)
Net interest income (loss) after provision for loan losses	115,660	—	(2,051)	113,609	94,003	—	(2,027)	91,976
Non-interest income:								
Investment management fees	—	37,939	(292)	37,647	—	37,309	(209)	37,100
Net gain (loss) on the sale and call of debt securities	(70)	—	—	(70)	310	—	—	310
Other non-interest income (loss)	11,112	1	(773)	10,340	9,554	2	—	9,556
Total non-interest income	11,042	37,940	(1,065)	47,917	9,864	37,311	(209)	46,966
Non-interest expense:								
Intangible amortization expense	—	1,968	—	1,968	—	1,851	—	1,851
Change in fair value of acquisition earn out	—	(218)	—	(218)	—	—	—	—
Other non-interest expense	67,190	31,760	457	99,407	59,073	30,387	161	89,621
Total non-interest expense	67,190	33,510	457	101,157	59,073	32,238	161	91,472
Income (loss) before tax	59,512	4,430	(3,573)	60,369	44,794	5,073	(2,397)	47,470
Income tax expense (benefit)	5,856	579	(490)	5,945	9,211	522	(251)	9,482
Net income (loss)	$ 53,656	$ 3,851	$ (3,083)	$ 54,424	$ 35,583	$ 4,551	$ (2,146)	$ 37,988

28 Investor presentation

Reconciliation of Non-GAAP Financial measures to GAAP Income Statement Items For the Years Ended December 31, December 31, December 31, December 31, December 31, (Dollars in thousands) 2018 2017 2016 2015 2014 Total revenue: Net interest income $ 113,404 $ 91,353 $ 74,813 $ 67,953 $ 65,834 Total non-interest income 47,917 46,966 46,508 35,483 31,549 Less: net gain (loss) on the sale and call of debt securities (70) 310 77 33 1,428 Total revenue $ 161,391 $ 138,009 $ 121,244 $ 103,403 $ 95,955 For the Years Ended December 31, December 31, December 31, December 31, December 31, (Dollars in thousands) 2018 2017 2016 2015 2014 Bank total revenue: Net interest income $ 115,455 $ 93,380 $ 76,727 $ 69,899 $ 66,841 Total non-interest income 11,042 9,864 9,470 5,873 6,449 Less: net gain (loss) on the sale and call of debt securities (70) 310 77 33 1,428 Bank total revenue $ 126,567 $ 102,934 $ 86,120 $ 75,739 $ 71,862 Bank efficiency ratio: Total non-interest expense $ 67,190 $ 59,073 $ 52,676 $ 47,186 $ 43,115 Less: acquisition related items — — — — 45 Total non-interest expense, as adjusted (numerator) $ 67,190 $ 59,073 $ 52,676 $ 47,186 $ 43,070 Total revenue (denominator) $ 126,567 $ 102,934 $ 86,120 $ 75,739 $ 71,862 Bank efficiency ratio 53.09% 57.39% 61.17% 62.30% 59.93% For a comprehensive discussion on the use of non-GAAP data, please refer to the Company’s most recent quarterly financial results news release filed with the Securities and Exchange Commission and available at www.tscbank.com 29 Investor presentation

Reconciliation of Non-GAAP Financial measures to GAAP Income Statement Items For the Years Ended December 31, December 31, December 31, December 31, December 31, (Dollars in thousands) 2018 2017 2016 2015 2014 Investment Management EBITDA: Net income $ 3,851 $ 4,551 $ 6,933 $ 4,368 $ 2,479 Interest expense — — — — — Income taxes expense 579 522 4,357 2,477 1,527 Depreciation expense 502 497 165 78 33 Intangible amortization expense 1,968 1,851 1,753 1,558 1,299 EBITDA $ 6,900 $ 7,421 $ 13,208 $ 8,481 $ 5,338 For a comprehensive discussion on the use of non-GAAP data, please refer to the Company’s most recent quarterly financial results news release filed with the Securities and Exchange Commission and available at www.tscbank.com 30 Investor presentation

Reconciliation of Non-GAAP Financial measures to GAAP Balance Sheet Items As of December 31, December 31, December 31, December 31, December 31, 2018 2017 2016 2015 2014 Tangible book value per common share: Common shareholders' equity $ 440,886 $ 389,071 $ 351,807 $ 325,977 $ 305,390 Less: goodwill and intangible assets 67,863 65,358 67,209 50,816 52,374 Tangible common equity (numerator) $ 373,023 $ 323,713 $ 284,598 $ 275,161 $ 253,016 Common shares outstanding (denominator) 28,878,674 28,591,101 28,415,654 28,056,195 28,060,888 Tangible book value per common share $ 12.92 $ 11.32 $ 10.02 $ 9.81 $ 9.02 For a comprehensive discussion on the use of non-GAAP data, please refer to the Company’s most recent quarterly financial results news release filed with the Securities and Exchange Commission and available at www.tscbank.com 31 Investor presentation